                                               ====================          FILED #: C18138-04

[State of    DEAN HELLER                                                     JUL 09 2004

 Nevada      Secretary of State                  Articles of

 Seal)       206 North Carson Street             Incorporation

             Carson City, Nevada 897014-4299

             (775) 684 5708                    (PURSUANT TO NRS 78)           In the office of

             Website:  secretaryofstate.biz     ====================

                                                                              /s/ Dean Heller

                                                                              Dean Heller

                                                                              Secretary of State

Important: Read attached instructions before completing form.          ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of

   Corporation:             ENVIRO-TECH INC.

                           =================================================================================

2. Resident Agent           PARACORP INCORPORATED

   Name and Street         ---------------------------------------------------------------------------------

   Address:                 Name

                            318 NORTH CARSON STREET, SUITE 208    CARSON CITY       NEVADA       89701

                           -------------------------------------------------------,             ------------

                            Street Address                          City                        Zip Code

                           -------------------------------------------------------,------------ ------------

                            Optional Mailing Address                City             State      Zip Code

                           =================================================================================

3. Shares:

   (number of shares

    corporation             Number of shares                                       Number of shares

    authorized to issue)    with par value:  100,000,000   par value: $ .001        without par value:

                                            -------------             ------                          ------

                           =================================================================================

4. Names, &                1. ANDREA ELGUETA

   Addresses,              ---------------------------------------------------------------------------------

   Of Board of             Name

   Directors/Trustees:     2160 - RUE DE-LA MONTAGNE, SUITE 720   MONTREAL             QUEBEC       H3G 2T3

                           -------------------------------------------------------,------------ ------------

                            Street Address                        City                State        Zip Code

                           2.

                           ---------------------------------------------------------------------------------

                           Name

                           -------------------------------------------------------,------------ ------------

                            Street Address                        City                State        Zip Code

                           3.

                           ---------------------------------------------------------------------------------

                           Name

                           -------------------------------------------------------,------------ ------------

                            Street Address                        City                State        Zip Code

                           =================================================================================

5. Purpose:                The purpose of this Corporation shall be:  BIO-TECH COMPANY

                           =================================================================================

6. Names, Address          IRENE FISHER                                        /s/ IRENE FISHER

   and Signature of        -------------------------------------------       -------------------------------

   Incorporator:           Name                                                Signature

                           1530 9 AVENUE S.E.                    CALGARY             ALBERTA       T2G 0T7

                           -------------------------------------------------------,------------ ------------

                            Address                               City                State        Zip Code

                           =================================================================================

7. Certificate of          I hereby accept appointment as Resident Agent for the above named corporation.

   Acceptance of

   Appointment of          By: /s/ FOR PARACORP INCORPORATED [illegible]                7/9/04

   Resident Agent:         ---------------------------------------------------------   -----------------

                           Authorized Signature of R.A. or On Behalf of R.A. Company    Date

                           =================================================================================

This form must be accompanied by appropriate fees. See attached fee schedule.